UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 8, 2009
Date of Report (date of earliest event reported)
AVISTAR COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)
Delaware	000-31121	88-0463156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1875 S. Grant Street, 10th Floor, San Mateo, California 94402
(Address of principal executive offices, including zip code)
(650) 525-3300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On November 16, 2009 the stockholders of Avistar Communications Corporation (the “Company” or “Registrant”) approved the 2009 Equity Incentive Plan (the “2009 Plan”), which replaced the Company’s 2000 Stock Option Plan (the “2000 Plan”), and on December 8, 2009, twenty calendar days after the mailing of an Information Statement related to the 2009 Plan to the Registrant’s stockholders, the 2009 Plan became effective.

The 2009 Plan contains the following material provisions:

·
Background: The 2009 Plan permits the grant of incentive stock options, nonqualified stock options, and restricted stock to help the Company achieve its employee performance, recruiting, retention and incentive goals.

·	Administration of the 2009 Plan: The 2009 Plan may be administered by the Board or a committee of the Board (collectively, the “Administrator”).

·
Eligible Recipients of Awards:  The Administrator selects the employees, consultants, and directors who will be granted awards under the 2009 Plan.  The actual number of individuals who will receive awards cannot be determined in advance because the Administrator has the discretion to select the participants.

·
Shares Reserved Under the 1999 Plan:  The total number of shares initially reserved for issuance under the Plan will be 12,543,791 shares which include (i) 2,508,325 shares of the Company’s common stock previously reserved for issuance under the 2000 Plan but not subject to outstanding options under such plan, which have been moved to the 2009 Plan, and (ii) up to 10,035,466 shares of the Registrant’s common stock that may be added to the 2009 Plan in the future as shares reserved for issuance under the 2000 Plan and subject to options or similar awards issued under such plan expire or otherwise terminate without being exercised in full or are forfeited to or repurchased by the Registrant.  The shares reserved under the 2009 Plan are subject to automatic annual increase as set forth in the 2009 Plan.

·	The Term of 2009 Plan: Unless terminated earlier, the 2009 Plan will continue in effect for a term of ten (10) years from the date adopted by the Board.

A more detailed summary of the 2009 Plan is set forth in the Company’s information statement (the “Information Statement”), filed with the Securities and Exchange Commission on November 18, 2009.  The foregoing summary and the summary contained in the Information Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2009 Plan, which are filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)      Exhibits.
Exhibit Number	Description
10.1	Avistar Communications Corporation 2009 Equity Incentive Plan and forms of stock option agreement and forms of restricted stock unit agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

Date: December 14, 2009	By:	/s/ Elias MurrayMetzger
Elias MurrayMetzger
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
10.1	Avistar Communications Corporation 2009 Equity Incentive Plan and forms of stock option agreement and forms of restricted stock unit agreement.